SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☐

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

POAGE BANKSHARES, INC.

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(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS V, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL ACTIVIST FUND, L.P.

STILWELL ACTIVIST INVESTMENTS, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

STEPHEN S. BURCHETT

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☐ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

June 25, 2015

Dear Fellow PBSK Shareholder,

When PBSK became a public company in 2011, the Board of Directors became subject to certain legal and ethical duties to its public shareholders. As one of the largest public shareholders of PBSK, we have worked diligently over the last three years to engage the current Board in maximizing shareholder value.

Repeatedly, the Company has ignored or tried to block our efforts. In 2012, PBSK passed a resolution that required all board members to reside within 10 miles of any existing branch. In 2014, PBSK purchased another bank above book value which materially diluted shareholder value.1 PBSK has failed to repurchase and retire a meaningful number of shares despite having excess cash and trading at a discount to book value.

In 2014, we nominated a qualified, independent director candidate, Stephen Burchett, who received over 1.6 million shareholder votes in last year’s election. Six months later, PBSK’s board had an unexpected vacancy to fill. Rather than offer Mr. Burchett the open seat, the Board appointed its own, hand-picked individual with a strangely similar background. Why are the current nine directors so resistant to allowing one shareholder-selected nominee (with a record of substantial shareholder support) into the boardroom?

The Stilwell Group is asking for your assistance to make it clear to the PBSK Board that maximizing shareholder value should be its priority. Please vote the enclosed GREEN proxy card FOR Stephen Burchett.

Thank you,

Megan Parisi

1 http://www.sec.gov/Archives/edgar/data/1511071/000114420413056092/v357689_ex99-1.htm

“We expect the initial tangible book value dilution to be earned back in less than 4 years as a result of the substantial accretion to earnings.”

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Mr. Charles W. Garske, Ms. Megan Parisi, and Mr. Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Poage Bankshares, Inc. (“Poage Bankshares” or the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 21, 2015, located at the Ashland Community & Technical College, Technology Conference Room, 1400 College Drive, Ashland, Kentucky, at 10:00 a.m. Kentucky Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group’s Nominee as a director as noted on the reverse, “AGAINST” the Company’s non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2015. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 21, 2015. The Stilwell Group’s Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/Poage.

For registered shares, your proxy must be received by 11:59 p.m. Central Daylight Time on July 20, 2015.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group’s Nominee, Stephen S. Burchett, as a director, “AGAINST” the Company’s non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2015.

1.	ELECTION OF DIRECTORS – To elect Mr. Stephen S. Burchett

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Company for election as a director, other than the Company nominee noted below. There is no assurance that the candidate nominated by the Company will serve as a director if the Stilwell Group’s Nominee is elected. You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company’s nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Darryl E. Akers.

Note: If you do not wish for your shares to be voted “FOR” a person who has been nominated by the Company for election as a director, other than Darryl E. Akers, write the name of the Company nominee in the following space:
_______________________________________________________________________

2.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF CROWE HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR POAGE BANKSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated:	Signature
Title:

Dated:	Signature (if held jointly)
Title:

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on July 20, 2015.

Vote by telephone ☐ At NO CHARGE to you, call toll free 1-877-219-9655 within the USA, US territories & Canada any time on a touch tone telephone.

Vote by Internet
Log on to the Internet and go to www.okapivote.com/pbsk -Follow the steps outlined on the secured website.

THE STILWELL GROUP

ADDITIONAL INFORMATION

REGARDING POAGE BANKSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

The Stilwell Group is seeking proxies to vote at the Annual Meeting of Stockholders of Poage Bankshares, Inc. (the “Company”), in connection with our bid to elect Stephen S. Burchett to the Company’s Board of Directors at the 2015 Annual Meeting of Stockholders scheduled to be held on July 21, 2015, at 10:00 a.m., Eastern Daylight Time, at the Ashland Community & Technical College, Technology Conference Room, 1400 College Drive, Ashland, Kentucky.

When we mailed our definitive proxy materials last week, the Company had not yet disclosed the mailing date for its proxy materials. As a result, until now, we could not advise you of the deadline for submission of a stockholder proposal for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, as required by SEC rule. In its proxy materials dated June 22, 2015, the Company has stated that it expects the next annual meeting of stockholders of the Company to be held on June 23, 2016.  In that event, advance written notice of business or nominations to the Company’s Board of Directors, to be brought before next year’s annual meeting of stockholders, must be given to the Company no earlier than March 25, 2016 and no later than April 4, 2016.

The Company has stated that, in order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at the Company’s executive office, 1500 Carter Avenue, Ashland, Kentucky 41101, no later than February 23, 2016.

If you have any questions or need assistance in voting your shares at the Annual Meeting, please call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

212-269-1551

info@stilwellgroup.com

Also, please feel free to call our proxy solicitor:

Okapi Partners LLC

Attn: Charles W. Garske

437 Madison Avenue, 28th Floor

New York, NY 10022

Call Toll-Free: 877-566-1922

VOTE BY TELEPHONE OR INTERNET - NOW!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your GREEN proxy using the control number located on the enclosed GREEN proxy card.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on July 20, 2015

Internet

Go to www.okapivote.com/pbsk

Follow the steps outlined on the secured website.

Telephone

At NO CHARGE to you, call toll free +1-877-219-9655 within the USA, US territories & Canada.

If you need any assistance, please contact Okapi Partners at +1-877-566-1922

To Participants in the Poage Bankshares, Inc. ESOP:

Please note that under erisa rules and regulations all individual votes received by us are confidential and will not be disclosed to the company or any other party.

Mediant Communications llc

Tabulator

The Stilwell Group
GREEN ESOP Vote Authorization Form
Home Federal Savings and Loan Association ESOP

Eventid MediantControlNumber Shares

Please make your marks like this: [X] Use dark black pencil or pen only.

STILWELL RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE, AGAINST PROPOSAL 2 AND FOR PROPOSAL 3.

PROPOSAL	YOUR VOTE			Stilwell Recommends
	FOR	WITHHOLD		
1. ELECTION OF DIRECTORS:				
01 Mr. Stephen S. Burchett	☐	☐		FOR
	FOR	AGAINST	ABSTAIN	
2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.	☐	☐	☐	AGAINST
	FOR	AGAINST	ABSTAIN	
3. RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR POAGE BANKSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2015.	☐	☐	☐	FOR

____

Authorized Signatures - Must be completed for your instructions to be executed.

____________________ ____________
Signature Please Date Above

____________________ ____________
Signature Please Date Above

↑ Please separate carefully at the perforation and return just this portion in the envelope provided. ↑

The Stilwell Group
GREEN ESOP Vote Authorization Form
Home Federal Savings and Loan Association ESOP

Annual Meeting of Stockholders to be held
Tuesday, July 21, 2015 10:00 AM, Local Time
Ashland Community & Technical College, Technology Conference Room, 1400 College Drive, Ashland, Kentucky 41101
Voting for ESOP Participants as of June 12, 2015

INTERNET

Go To:
www.proxypush.com/pbsk2

- Cast your vote online.
- View meeting documents.

OR

TELEPHONE

CALL 1-855-745-7620

- Use any touch-tone telephone.
- Have your **Vote Authorization Form** ready.
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Vote Authorization Form.
- Detach your Vote Authorization Form.
- Return your Vote Authorization Form in the postage-paid envelope provided.

All instructions must be received by 5:00 PM Local Time, on Tuesday, July 14, 2015.

Shares
Account Number

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PROXY TABULATOR FOR
POAGE BANKSHARES, INC.
P.O. BOX 8016
CARY, NC 27512-9903

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CLIENT # Clientid

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Copyright ' 2015 Mediant Communications LLC. All Rights Reserved

PROXY TABULATOR FOR
POAGE BANKSHARES, INC.
P.O. BOX 8016
CARY, NC 27512-9903